Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

First Quarter 2010
Earnings Call & Webcast
May 13, 2010

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

Opening Comments
John Barker
SVP and Chief Communications Officer

▪ Business Highlights - Roland Smith
 − First Quarter 2010
 − Strategic Sourcing Group (SSG)
▪ Financial Results - Steve Hare
 − First Quarter Consolidated Financial Overview
 − Cash Flow and Debt Capitalization
 − Refinancing
 − Stock Repurchase and Dividend
 − 2010 Financial Outlook
▪ Brand and International Updates - Roland Smith
▪ Q&A
Agenda

Wendy’s/Arby’s Group Reported Today:
▪ First Quarter 2010 Results
▪ Balance Sheet Highlights
▪ Adjusted EBITDA
▪ Selected Financial Highlights for each Brand
▪ Form 10-Q
First Quarter 2010

Forward-Looking Statements and
Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our most recent earnings press release and in the “Special Note Regarding
Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent
Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the
Appendix to this presentation, and are included in the earnings release and posted on the
Investor Relations section of our website.

Wendy's
Arby's

WENDY'S
ARBY'S
GROUP

SERVING FRESH IDEAS DAILY.

First Quarter 2010 Highlights
Roland Smith
President & Chief Executive Officer

▪ Adjusted EBITDA* grew 14.7% to $92.1 million
▪ Wendy’s:
 − Positive same-store sales
 − 430 basis point restaurant margin improvement in
 company-operated stores
▪ Arby’s:
 – Sales and margins declined at Arby’s
 − Focused on turnaround plan to re-energize the brand
 − Continued $1 Value Menu rollout
 – Transactions improved
*See Appendix.
First Quarter 2010 Business Overview

North America Same-Store Sales
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.2%
1.0%
Company
Franchise

Restaurant Margin
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
11.1%
15.4%
Q1 2009
Q1 2010

Wendy’s First Quarter 2010 Results
▪ North America systemwide same-store sales increased 0.8%
 − Same-store sales among strongest in the industry
 − Impacted by severe weather in February
▪ 430 basis point restaurant margin increase

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Wendy’s First Quarter 2010
Marketing Calendar
January
February
March
Premium
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North America Same-Store Sales
1.0%
-1.0%
-3.0%
-5.0%
-7.0%
-9.0%
-11.0%
-13.0%
-15.0%
-11.6%
-11.4%
Company
Franchise

Restaurant Margin
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.2%
10.8%
Q1 2009
Q1 2010

Arby’s First Quarter 2010 Results
▪ North America systemwide same-store sales declined 11.5%
▪ Margin decreased due to sales deleveraging

WENDY'S
ARBY'S
GROUP

Company and Select Franchise Markets

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ARBY'S
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ARBY'S
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January
February
March
Premium
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Arby’s First Quarter 2010
Marketing Calendar

▪ Formed a new independent purchasing cooperative,
 Strategic Sourcing Group Co-op, LLC (SSG)
▪ Negotiates contracts for non-branded supplies and services for both Wendy’s and Arby’s, such as equipment, kitchen
 smallwares, furnishings, menuboards and signs, as well as
 utilities and restaurant-level contract services
▪ Commitment to fund $4.9 million of operating expense,
 which was recorded as a charge in the First Quarter of 2010 and will be paid over a 24-month period
Strategic Sourcing Group

Wendy's
Arby's

WENDY'S ARBY'S GROUP

SERVING FRESH IDEAS DAILY.

Financial Overview

Steve Hare
Chief Financial Officer

($ in Millions, except per share amounts)

	Q1 2010	Impact of Special Expense Items	
Revenues	$ 837.4		
Costs and expenses:			
Cost of sales	641.4		
General and administrative	110.5	7.8	Integration and SSG co-op startup
Depreciation and amortization	46.3		
Impairment of long-lived assets	11.6	11.6	Impairment
Facilities relocation and corporate restructuring	-		
Other operating expense, net	1.2		
	811.1	19.4	
Operating profit	26.3		
Interest expense	(36.3)		
Investment income, net	0.1		
Other income, net	1.3		
Loss before income taxes	(8.5)	19.4	
Benefit from income taxes	5.1	7.4	
Net loss	$ (3.4)	12.0	
Diluted income per share	$ (0.01)	$ 0.03

First Quarter 2010 Consolidated
Operating Results

($ in Millions)

	Q1 2010	Q1 2009
EBITDA	$ 84.3	$ 72.5
Adjustments:		
Integration costs in G&A	2.9	3.7
SSG purchasing co-op operating expenses in G&A	4.9	-
Facilities relocation and corporate restructuring	-	4.2
Adjusted EBITDA	$ 92.1	$ 80.3

Adjusted EBITDA % Growth	14.7%

*See Appendix.
First Quarter 2010 EBITDA and
Adjusted EBITDA*

($ in Millions)

	Q1 2010
Cash from operations	$ 35.2
Capital expenditures	(27.1)
Net cash from operations	8.1
Stock buybacks and dividends	(87.5)
Repayment of long-term debt and other	(5.0)
Decrease in cash	(84.4)
Beginning cash	591.7
Ending cash at April 4, 2010	$ 507.3

Cash Flow - First Quarter 2010

($ in Millions)

	Q1 2010	Y/E 2009
Total Debt	$ 1,517.2	$ 1,522.9
Cash and Cash Equivalents	507.3	591.7
Net Debt	$ 1,009.9	$ 931.2
Total Debt / Adjusted EBITDA	3.5x	3.6x
Net Debt / Adjusted EBITDA	2.3x	2.2x

Debt Capitalization

▪ Planning to enter into a new $650 million Senior Secured
 Credit Facility
 – $150 million Revolver
 – $500 million Term Loan
▪ The proceeds of the Term Loan will be used to:
 – Refinance existing term loan of $251 million
 – Refinance 6.25% senior notes due 2011 of $200 million
▪ Enhances flexibility and addresses medium term debt
 maturities
▪ Potential annual interest expense savings
Refinancing

▪ Stock Repurchase
 – $250 million authorized for stock repurchases
 – As of May 7, 2010, 40 million common stock shares
 repurchased for $190.2 million, at an average per share
 price of $4.76
 – Company may repurchase additional shares as market
 conditions warrant through January 2, 2011
▪ Quarterly Cash Dividend
 – $0.015 per share
 – Payable on June 15, 2010 to stockholders of record as of
 June 1, 2010
Stock Repurchase and Dividend

11%
10%
9%
8%
7%
6%
5%
4%
Unemployment Rate
120
110
100
90
80
70
60
50
40
30
20
Consumer Confidence Index
Feb '06 Jun '06 Oct '06 Feb '07 Jun '07 Oct '07 Feb '08 Jun '08 Oct '08 Feb '09 Jun '09 Oct '09 Feb '10
Unemployment Rate
Consumer Confidence Index

Financial Outlook
Source: U.S. Bureau of Labor Statistics, The Conference Board
Unemployment rate
remains high at 9.7%
Confidence improved in
March and April
U.S. Unemployment Rate Remains High, but Consumer Confidence
Improved in March and April

▪ Positive Same-store Sales at Wendy’s
▪ Negative Same-store Sales at Arby’s, but Improving
 Year-over-Year
▪ Continued G&A Savings
▪ Total Capital Expenditures of $165 Million
 – Open 12 new Wendy’s
 – Remodel 100 Wendy’s and 100 Arby’s
▪ Low-to-Mid Single Digit Growth in Adjusted EBITDA
 – Excludes effect of 53rd week ($14 million in 2009)
 – Excludes investment spending on Wendy’s breakfast
Financial Outlook 2010

Brand and International Update
Roland Smith
President & Chief Executive Officer

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Wendy’s 2nd & 3rd Quarter 2010
Marketing Calendar
April
May
June
Q3

▪ Steady Improvement in Operations Excellence
 – Number of “A” and “B” stores increased by 5 points
Wendy’s Continuing to Improve
Restaurant Operations
Q1 2008
Q4 2009
Q1 2010
33%
68%
73%

▪ 100 remodels in 2010
 – Focusing on “Curve” and “Tower” upgrades
Curve
Tower
Wendy’s Remodel Update

WENDY'S ARBY'S GROUP

NEW! BREAKFAST MENU
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26
▪ “Real, Quality, Fresh” Positioning
▪ Key Initiatives
 – 2010 First Quarter: Tested new menu
 and simplified operations
 – 2010 Second and Third Quarters: Beginning to
 introduce new menu in 3 existing breakfast
 markets
 – 2010 Fourth Quarter: Plan to expand into
 additional company and franchise markets
 – Late 2011: begin national introduction
Wendy’s Breakfast Update

▪ Execute Turnaround Plan:
 – Hire an experienced President
 – Expand value strategy
 – Validate brand positioning
 – Increase media efficiency
 – Improve advertising effectiveness
 – Revitalize product innovation
 – Launch a three-year remodeling program
Arby’s 2010 Initiatives

▪ Quick-Service Restaurant Industry
 Veteran Returns Home to the
 Arby’s Brand
▪ Extensive Experience Leading
 Successful, High Performance
 Organizations
 – President of Church’s Chicken
 – President and CEO of Susan G. Komen
 – CEO of Catalytic Ventures
 – Market Research Manager for the Arby’s
 franchise marketing association (AFA)
 – Vice President Product Development &
 Strategic Planning for AFA
Arby’s New President
Hala Moddelmog

WENDY'S ARBY'S GROUP

Q4 2009
Q1 2010
April 2010
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-10.4%
-1.2%
4.0%
STARTING AT $1
VALUE
MENU

SSS = -8.4%
SSS = -11.6%
SSS = -12.6%
Arby’s Value Strategy Driving
Transaction Improvement

▪ Increased National Media Rate from 1.2% to 2.4%
▪ Revised Creative to Focus on Quality Products and
 Value
Arby’s Media and Advertising

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Arby’s 2nd & 3rd Quarter 2010
Marketing Calendar
April
May
June
Beef ‘n Cheddar
Prime Cut™ Chicken
Q3
National Advertising
(4/11-5/8)
National
Advertising
(7/18-8/14)

Pinnacle Remodel
Arby’s Remodel Update
New Pinnacle
▪ 100 Remodels in 2010
▪ Three-year Remodeling Program

▪ First dual-branded Wendy’s and
 Arby’s restaurant opened in
 Dubai on May 11, 2010
▪ Al Jammaz Group (franchisee)
 planning to open approximately
 80 dual brand restaurants over
 the next 10 years in the Middle
 East
 – Initial focus on development in
 United Arab Emirates
Dual-Branded Restaurant in Dubai
International Update

▪ Opened Second New Restaurant
 in Singapore
 – Kopitiam franchisee plans to open
 35 total restaurants over 10 years
▪ 2010 Plans
 – Existing franchisees expected to
 open 35 to 45 new restaurants
 – Targeting development agreements
 for approximately 400 restaurants
 – Plan to enter 3 to 4 new countries
 – Identifying new franchise partner for
 Japan
New Wendy’s Restaurant in Singapore
New Wendy’s Restaurant in Mexico
International Update

▪ Strong First Quarter 2010 Adjusted EBITDA* Growth
 of 14.7%
▪ On Track with Wendy’s Brand Revitalization and Margin
 Improvement
▪ Early Stage Turnaround for Arby’s
▪ Formation of Strategic Sourcing Group
▪ Long-Term Growth from New Investments
 – Breakfast, Remodels and International
▪ Returning Capital to Stockholders
▪ Deliver Low-to-Mid Single Digit Growth in 2010
 Adjusted EBITDA
*See Appendix.
Summary

Upcoming Events
▪ Stockholder Meeting - May 27 in New York
▪ Oppenheimer Conference - June 29-30 in Boston
▪ Analyst Day - November 18 in Dublin, OH

www.wendysarbys.com
Q&A

Appendix

Wendy's/Arby's Group, Inc. and Subsidiaries
Calculation and Comparison of EBITDA and a Reconciliation of EBITDA to Net Loss

(In Thousands) (Unaudited)	First Quarter 2010	First Quarter 2009
EBITDA	$ 84,260	$ 72,476
Depreciation and amortization	(46,326)	(51,662)
Impairment of other long-lived assets	(11,601)	(6,880)
Operating profit	26,333	13,934
Interest expense	(36,278)	(22,149)
Investment income (expense), net	130	(1,794)
Other than temporary losses on investments	-	(3,127)
Other income (expense), net	1,278	(2,597)
Loss before income tax benefit	(8,537)	(15,733)
Benefit from income taxes	5,137	4,809
Net loss	$ (3,400)	$ (10,924)

Reconciliation of EBITDA to Adjusted EBITDA

(In Thousands) (Unaudited)	First Quarter 2010	First Quarter 2009
EBITDA	$ 84,260	$ 72,476
Plus:		
Integration costs in general and administrative (G&A)	2,894	3,653
SSG purchasing cooperative expenses in G&A	4,900	-
Facilities relocation and corporate restructuring	-	4,161
Adjusted EBITDA	$ 92,054	$ 80,290
Adjusted EBITDA Growth %	14.7%